US008758287B2

(12) **United States Patent**
Felder

(10) **Patent No.: US 8,758,287 B2**
(45) **Date of Patent: Jun. 24, 2014**

(54) **UTILIZATION OF STENTS FOR THE TREATMENT OF BLOOD BORNE CARCINOMAS**

(75) Inventor: **Mitchell S. Felder**, Hermitage, PA (US)

(73) Assignee: **Marv Enterprises, LLC**, Hermitage, PA (US)

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 62 days.

(21) Appl. No.: **13/128,870**

(22) PCT Filed: **Nov. 11, 2009**

(86) PCT No.: **PCT/US2009/064008**
§ 371 (c)(1),
(2), (4) Date: **May 11, 2011**

(87) PCT Pub. No.: **WO2010/056732**
PCT Pub. Date: **May 20, 2010**

(65) **Prior Publication Data**
US 2011/0251544 A1 Oct. 13, 2011

Related U.S. Application Data

(60) Provisional application No. 61/148,431, filed on Jan. 30, 2009, provisional application No. 61/113,809, filed on Nov. 12, 2008.

(51) **Int. Cl.**
A61M 1/36 (2006.01)
A61M 1/00 (2006.01)

(52) **U.S. Cl.**
USPC **604/6.09**; 604/5.04; 604/5.01; 604/4.01; 435/372; 210/645; 210/203

(58) **Field of Classification Search**
CPC A61M 1/00
See application file for complete search history.

(56) **References Cited**

U.S. PATENT DOCUMENTS

4,048,064	A *	9/1977	Clark, III	....	210/638
4,381,004	A	4/1983	Babb		
4,787,974	A	11/1988	Ambrus et al.		
4,950,225	A *	8/1990	Davidner et al	....	604/6.08
5,047,321	A	9/1991	Loken		
5,069,662	A *	12/1991	Bodden	....	604/5.01
5,277,820	A	1/1994	Ash		
5,466,574	A	11/1995	Liberti et al.		
5,514,340	A	5/1996	Lansdorp et al.		
5,853,722	A	12/1998	Rollins		
6,821,790	B2	11/2004	Mahant		
7,018,395	B2	3/2006	Chen		
7,410,582	B2	8/2008	Bernard et al.		
8,057,418	B2	11/2011	Korbling		
2004/0189311	A1*	9/2004	Glezer et al.	....	324/444

(Continued)

FOREIGN PATENT DOCUMENTS

WO	WO 95/03815 A1	2/1995
WO	WO 2013/028451 A1	2/2013

Primary Examiner — Leslie Deak
Assistant Examiner — Sara Sass

(57) **ABSTRACT**

A filter and a method treat blood borne carcinomas by inducing apoptosis in carcinoma cells. The filter includes comprises a stent having an interior wall defining a channel containing a packing material and at least one antineoplastic agent. The method includes placing a patient's blood in apposition of the antineoplastic agent by pumping the blood through the stent. The blood remains in apposition to the antineoplastic agent for a sufficient time period to induce an apoptotic cascade.

20 Claims, 3 Drawing Sheets


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US009216386B2

(12) United States Patent
Felder

(10) Patent No.: US 9,216,386 B2
(45) Date of Patent: Dec. 22, 2015

(54) SEQUENTIAL EXTRACORPOREAL TREATMENT OF BODILY FLUIDS

(75) Inventor: **Mitchell S. Felder**, Hermitage, PA (US)

(73) Assignee: **Marv Enterprises, LLC**, Hermitage, PA (US)

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 0 days.

(21) Appl. No.: **13/254,855**

(22) PCT Filed: **Mar. 16, 2010**

(86) PCT No.: **PCT/US2010/027474**

§ 371 (c)(1), (2), (4) Date: **Sep. 5, 2011**

(87) PCT Pub. No.: **WO2010/107789**

PCT Pub. Date: **Sep. 23, 2010**

(65) **Prior Publication Data**

US 2012/0000838 A1 Jan. 5, 2012

Related U.S. Application Data

(60) Provisional application No. 61/160,755, filed on Mar. 17, 2009, provisional application No. 61/218,446, filed on Jun. 19, 2009.

(51) **Int. Cl.**

A61M 37/00	(2006.01)
B01D 61/24	(2006.01)

(Continued)

(52) **U.S. Cl.**

CPC ***B01D 61/243*** (2013.01); ***A61M 1/362*** (2014.02); ***A61M 1/369*** (2013.01); ***A61M 1/3615*** (2014.02); ***A61M 1/3681*** (2013.01); ***A61M 1/3687*** (2013.01); ***B01D 61/28*** (2013.01); *A61M 1/16* (2013.01); *A61M 2202/0405* (2013.01); *A61M 2202/0464* (2013.01); *Y10T 137/0318* (2015.04); *Y10T 137/794* (2015.04)

(58) **Field of Classification Search**

CPC ... A61M 1/369; A61M 1/3615; A61M 1/362; A61M 1/16; A61M 1/3689; A61M 1/3687; A61M 1/3679; A61M 1/3486; A61M 1/3493; A61M 1/3686; A61M 2202/0405; A61M 2202/0464; B01D 61/243; B01D 61/28; Y10T 137/794; A61K 2039/505

USPC 604/5.01, 5.04, 6.01, 6.06, 6.08, 6.09

See application file for complete search history.

(56) **References Cited**

U.S. PATENT DOCUMENTS

4,048,064 A 9/1977 Clark
4,381,004 A * 4/1983 Babb 604/5.02

(Continued)

FOREIGN PATENT DOCUMENTS

WO WO 2013/028451 A1 2/2013

Primary Examiner — Philip R Wiest
Assistant Examiner — Ariana Zimbouski

(57) **ABSTRACT**

An article and method to treat extracorporeally a patient's bodily fluid. The bodily fluid can include blood, cerebral spinal fluid and lymph. A first stage of the method includes applying a treatment. The treatment can comprise dosing with a medication, thermal treatment, or irradiation. The treatment can occur at levels that could otherwise compromise the patient's health. A second stage of the method substantially removes the treatment from the bodily fluid. The bodily fluid can then be returned to the patient. The article includes a treatment chamber that applies the treatment and a removal module for removing the treatment. The method can be a continuous process such as, for example, a dialysis process.

9 Claims, 1 Drawing Sheet


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US011186629B2

(12) **United States Patent**
Felder

(10) **Patent No.:** **US 11,186,629 B2**
(45) **Date of Patent:** **Nov. 30, 2021**

(54) **TREATMENT METHOD FOR COCKAYNE SYNDROME**

(71) Applicant: **Marv Enterprises, LLC**, Hermitage, PA (US)

(72) Inventor: **Mitchell S. Felder**, Hermitage, PA (US)

(73) Assignee: **HALBERD CORPORATION**, Jackson Center, PA (US)

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 0 days.

(21) Appl. No.: **16/782,486**

(22) Filed: **Feb. 5, 2020**

(65) **Prior Publication Data**

US 2020/0291101 A1 Sep. 17, 2020

Related U.S. Application Data

(63) Continuation-in-part of application No. 15/933,619, filed on Mar. 23, 2018, now abandoned.

(60) Provisional application No. 62/488,649, filed on Apr. 21, 2017.

(51) **Int. Cl.**
C07K 16/18 (2006.01)
A61M 1/36 (2006.01)

(52) **U.S. Cl.**
CPC ***C07K 16/18*** (2013.01); ***A61M 1/362*** (2014.02); *C07K 2317/76* (2013.01)

(58) **Field of Classification Search**
None
See application file for complete search history.

(56) **References Cited**

U.S. PATENT DOCUMENTS

8,758,287	B2	6/2014	Felder	
8,865,733	B2	10/2014	Felder	
9,216,386	B2	12/2015	Felder	
2012/0000838	A1*	1/2012	Felder	B01D 61/28 210/175
2018/0078641	A1	3/2018	Felder et al.	

OTHER PUBLICATIONS

NCBI for DAP protein, downloaded from https://www.ncbi.nlm.nih.gov/gene/1611, on Jan. 30, 2021 (Year: 2021).*
Cruse et al., Illustrated Dict. of Immunology, 2nd ed., CRC Press, 2003, p. 46 (Year: 2003).*
Mateu et al. (Mateu MG, et al. Eur J Immunol. Jun. 1992;22(6):1385-9.) (Year: 1992).*
Greenspan et al. (Greenspan NS, Di Cera E. Defining epitopes: It's not as easy as it seems. Nat Biotechnol. Oct. 1999;17(10):936-7. (Year: 1999).*
Potocnakova et al (J Immunol Res. (2016);2016:6760830: pp. 1-11) (Year: 2016).*
Millipore Sigma page on Antibodies (downloaded from https://www.sigmaaldrich.com/technical-documents/articles/biology/antigens-epitopes-antibodies.html on Jan. 30, 2021) (Year: 2021).*
Vajdos et al. (J Mol Biol. Jul. 5, 2002;320(2):415-28 (Year: 2002).*
Thermofisher Scientific (downloaded from https://www.thermofisher.com/us/en/home/life-science/antibodies/primary-antibodies/antibodies-applications/antibodies-immunoprecipitation.html#:~:text=Whether%20it%20will%20work%20in,recognized%20in%20its%20native%20state on Jan. 30, 2021) (Year: 2021).*
Kubota et al (Pediatrics International (2015) 57,339-347 (Year: 2015).*

* cited by examiner

Primary Examiner — Brian Gangle
Assistant Examiner — Andrea K McCollum
(74) Attorney, Agent, or Firm — Ference & Associates LLC

(57) **ABSTRACT**

Disclosed is a method for treating of Cockayne Syndrome (CS). Specifically, the invention pertains to a method for the extracorporeal treatment of a body fluid by removing the body fluid from a living body diseased with CS, and applying a targeted antibody either a mammalian target of rapamycin (mTOR) antigen or a death-associated protein 1 (DAP1) in a bodily fluid such as blood, creating an antibody-antigen complex, removing antibody-antigen complex from the bodily fluid, and returning the purified bodily fluid to the CS patient.

3 Claims, No Drawings

Specification includes a Sequence Listing.